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                      MERRILL LYNCH LIFE INSURANCE COMPANY
             Merrill Lynch Life Variable Annuity Separate Account D

                     ML LIFE INSURANCE COMPANY OF NEW YORK
               ML of New York Variable Annuity Separate Account D

                       Supplement dated October 22, 2004
                                     to the
                         Prospectuses dated May 1, 2004
                                      for
                          MERRILL LYNCH IRA ANNUITY(SM)


This supplement updates the Prospectuses for the Merrill Lynch IRA Annuity(SM) (the "IRA Annuity") issued by Merrill Lynch Life Insurance Company or ML Life Insurance Company of New York. Please retain this supplement with your IRA Annuity Prospectus for your reference.

Effective following the close of business on October 22, 2004, the subaccount investing in the Advisor Mid Cap Fund of the Fidelity Advisor Series I will be closed to further allocations of premium payments and contract value, with the following exceptions:

   * Pursuant to existing allocation instructions under the Dollar Cost Averaging Program and the Automatic Investment Feature, we will continue to process transfers and allocations to the Advisor Mid Cap Subaccount until we receive new instructions from you. If, however, we have not received new allocation instructions by the close of business on November 26, 2004, we will close the Advisor Mid Cap Subaccount to any further transfers and allocations under the Dollar Cost Averaging Program or the Automatic Investment Feature. Amounts designated for the Advisor Mid Cap Subaccount will instead be allocated pro rata among the remaining subaccounts you previously selected. Similarly, if we do not receive new allocation instructions for the Rebalancing Program, the next rebalancing will be pro rata among the remaining subaccounts you previously selected.

   * Pursuant to existing allocation instructions, we will continue to process additional premium payments to the Advisor Mid Cap Subaccount until we receive new instructions from you. If, however, we have not received new allocation instructions by the close of business on November 26, 2004, we will close the Advisor Mid Cap Subaccount to any further premium payments. Premium payments designated for the Advisor Mid Cap Subaccount will instead be allocated pro rata among the remaining subaccounts you previously selected.

   * If, by close of business on October 22, 2004, you have submitted an application for an IRA Annuity (or provided all the information required for an exchange into an IRA Annuity, other than the exchange proceeds) and selected the Advisor Mid Cap Subaccount as one of your investment choices, we will process your allocation
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       instructions at the end of the 14-day period following the contract date
       (except in Pennsylvania, where we will process your allocation instructions on the contract date) as if this subaccount had not been closed.

                         *             *             *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for IRA Annuity Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for IRA Annuity Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.